UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 25, 2011
AIR LEASE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35121	27-1840403

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 553-0555
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Equity Awards to Jie Chen, Executive Vice President and Managing Director of Asia.
On August 11, 2010 and April 25, 2011, Air Lease Corporation (the “Company”) made grants of performance-based restricted stock units (“RSUs”) and options to purchase shares of Class A Common Stock to Jie Chen, Executive Vice President and Managing Director of Asia. These grants aggregate to 300,000 RSUs and 300,000 options. Taken together, these RSUs and options are subject to the same time vesting (in the case of the RSUs and options) and performance conditions (in the case of the RSUs) as are applicable to the corresponding awards made to the other named executive officers of the Company. The 300,000 RSUs in the aggregate vest in cumulative installments as follows:
•	The first tranche of 25% will vest on June 30, 2011, provided that the Company has attained at least 2% growth in book value per share over the book value as of June 30, 2010, as determined in accordance with generally accepted accounting principles;

•	The second tranche of 25% will vest, and any unvested portion of the first tranche will vest, on June 30, 2012, provided that the Company has attained at least 5.06% growth in book value per share over the book value as of June 30, 2010;

•	The third tranche of 25% will vest, and any unvested portion of the first and second tranches will vest, on June 30, 2013, provided that the Company has attained at least 9.26% growth in book value per share over the book value as of June 30, 2010; and

•	The fourth tranche of 25% will vest, and any unvested portion of the first, second and third tranches will vest, on June 30, 2014, or on any date thereafter up to and including June 30, 2015, provided that the Company has attained at least 13.63% growth in book value per share over the book value as of June 30, 2010.
The options have a ten-year term from the respective dates of their grant. The 150,000 options granted in August 2010 have an exercise price of $20.00 per share and vest 66-2/3% on June 30, 2011 and 33-1/3% on June 30, 2012. The 150,000 options granted in April 2011 have an exercise price of $28.80 per share and vest 33-1/3% on June 30, 2012 and 66-2/3% on June 30, 2013. Due to the higher exercise price of the 150,000 options granted to Mr. Chen in April 2011 as compared with the corresponding options granted to the other named executive officers, Mr. Chen was also granted on April 25, 2011 an additional 45,833 RSUs that have no performance conditions but that are subject to the same time vesting as Mr. Chen’s 150,000 options granted on the same date.
The foregoing description of the RSUs and options granted to Mr. Chen in April 2011 is qualified by reference to the forms of award agreements incorporated as exhibits to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Form of Restricted Stock Unit Award Agreement, filed as Exhibit 10.4 to the Registration Statement on Form S-1 (File No. 333-171734) initially filed on January 14, 2011, is incorporated by reference herein.

10.2	Form of Option Award Agreement, filed as Exhibit 10.5 to the Registration Statement on Form S-1 (File No. 333-171734) initially filed on January 14, 2011, is incorporated by reference herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 29, 2011

Air Lease Corporation
By:	/s/ Grant A. Levy
Grant A. Levy
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Agreement, filed as Exhibit 10.4 to the Registration Statement on Form S-1 (File No. 333-171734) initially filed on January 14, 2011, is incorporated by reference herein.

10.2	Form of Option Award Agreement, filed as Exhibit 10.5 to the Registration Statement on Form S-1 (File No. 333-171734) initially filed on January 14, 2011, is incorporated by reference herein.